IRREVOCABLE PROXY
                                       AND
                             RIGHT OF FIRST REFUSAL

         This Irrevocable Proxy and Right of First Refusal (the "Agreement") is made this 17th day of June, 1999 by the undersigned in favor of Darien Dash ("Dash").

                                    PREAMBLE

         A. The undersigned, Dash and others have been the members of Digital Mafia LLC d/b/a Digital Mafia Entertainment, a limited liability company ("LLC") of which Dash has been the sole manager.

         B. The members of the LLC are exchanging all of their membership interests in the LLC for shares of common stock of Pride Automotive Group, Inc. (the "Company").

         C. The parties desire to assure the continued control of the Company by Dash, which is a condition to Dash agreeing to the exchange.

         NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The undersigned hereby appoints Dash as the proxy for the undersigned to vote all shares of the Company now or hereafter owned by the undersigned at all meetings of shareholders of the Company and to do all acts and things as the undersigned could do as a shareholder of the Company. This proxy is coupled with an interest and is irrevocable. Notwithstanding the foregoing, subject to compliance with this Agreement, the undersigned may sell or transfer any shares of the Company owned by the undersigned free and clear of this proxy.

2. Prior to making any transfer of Company's Common Stock, the undersigned will give Dash notice of the intended transfer. Such notice shall constitute an offer to Dash to purchase the securities covered by such notice at the last sale price of such Common Stock on the day prior to the date of the notice, except as set forth below. Dash shall have a period of 5 business days to elect to purchase such securities on such terms and conditions. Dash shall exercise his right by written notice given to undersigned within such period. If Dash elects to so purchase, the closing shall occur within 3 business days of Dash so electing. If Dash fails to so elect within such period, undersigned shall have the right to sell such Common Stock in a public or private transaction. Notwithstanding the foregoing, in the event the undersigned has given notice to sell more than 100,000 shares of Common Stock within any calendar quarter, the price to be paid by Dash upon exercise of this right shall be 10% less than the last sale price specified above.

         3. Dash may assign his rights to purchase each offer to purchase to the Company or any other person. All notices hereunder shall be given to Dash at the principal office of the Company and to the undersigned at the address set forth in the notice given by the undersigned. This Agreement shall be binding on the parties and their legal successors and assigns and shall continue in full force and effect until the earlier of the undersigned owning no shares of the Company's Common Stock or the death of Dash.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                                            /S/ DEBORAH DASH
                                                            ----------------
                                                            Deborah Dash

                                IRREVOCABLE PROXY
                                       AND
                             RIGHT OF FIRST REFUSAL

         This Irrevocable Proxy and Right of First Refusal (the "Agreement") is made this 17th day of June, 1999 by the undersigned in favor of Darien Dash ("Dash").

                                    PREAMBLE

         A. The undersigned, Dash and others have been the members of Digital Mafia LLC d/b/a Digital Mafia Entertainment, a limited liability company ("LLC") of which Dash has been the sole manager.

         B. The members of the LLC are exchanging all of their membership interests in the LLC for shares of common stock of Pride Automotive Group, Inc. (the "Company").

         C. The parties desire to assure the continued control of the Company by Dash, which is a condition to Dash agreeing to the exchange.

         NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The undersigned hereby appoints Dash as the proxy for the undersigned to vote all shares of the Company now or hereafter owned by the undersigned at all meetings of shareholders of the Company and to do all acts and things as the undersigned could do as a shareholder of the Company. This proxy is coupled with an interest and is irrevocable. Notwithstanding the foregoing, subject to compliance with this Agreement, the undersigned may sell or transfer any shares of the Company owned by the undersigned free and clear of this proxy.

2. Prior to making any transfer of Company's Common Stock, the undersigned will give Dash notice of the intended transfer. Such notice shall constitute an offer to Dash to purchase the securities covered by such notice at the last sale price of such Common Stock on the day prior to the date of the notice, except as set forth below. Dash shall have a period of 5 business days to elect to purchase such securities on such terms and conditions. Dash shall exercise his right by written notice given to undersigned within such period. If Dash elects to so purchase, the closing shall occur within 3 business days of Dash so electing. If Dash fails to so elect within such period, undersigned shall have the right to sell such Common Stock in a public or private transaction. Notwithstanding the foregoing, in the event the undersigned has given notice to sell more than 100,000 shares of Common Stock within any calendar quarter, the price to be paid by Dash upon exercise of this right shall be 10% less than the last sale price specified above.

         3. Dash may assign his rights to purchase each offer to purchase to the Company or any other person. All notices hereunder shall be given to Dash at the principal office of the Company and to the undersigned at the address set forth in the notice given by the undersigned. This Agreement shall be binding on the parties and their legal successors and assigns and shall continue in full force and effect until the earlier of the undersigned owning no shares of the Company's Common Stock or the death of Dash.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                                            /S/ LINDA HOLMES
                                                            ----------------
                                                            Linda Holmes

                                IRREVOCABLE PROXY
                                       AND
                             RIGHT OF FIRST REFUSAL

         This Irrevocable Proxy and Right of First Refusal (the "Agreement") is made this 17th day of June, 1999 by the undersigned in favor of Darien Dash ("Dash").

                                    PREAMBLE

         A. The undersigned, Dash and others have been the members of Digital Mafia LLC d/b/a Digital Mafia Entertainment, a limited liability company ("LLC") of which Dash has been the sole manager.

         B. The members of the LLC are exchanging all of their membership interests in the LLC for shares of common stock of Pride Automotive Group, Inc. (the "Company").

         C. The parties desire to assure the continued control of the Company by Dash, which is a condition to Dash agreeing to the exchange.

         NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The undersigned hereby appoints Dash as the proxy for the undersigned to vote all shares of the Company now or hereafter owned by the undersigned at all meetings of shareholders of the Company and to do all acts and things as the undersigned could do as a shareholder of the Company. This proxy is coupled with an interest and is irrevocable. Notwithstanding the foregoing, subject to compliance with this Agreement, the undersigned may sell or transfer any shares of the Company owned by the undersigned free and clear of this proxy.

2. Prior to making any transfer of Company's Common Stock, the undersigned will give Dash notice of the intended transfer. Such notice shall constitute an offer to Dash to purchase the securities covered by such notice at the last sale price of such Common Stock on the day prior to the date of the notice, except as set forth below. Dash shall have a period of 5 business days to elect to purchase such securities on such terms and conditions. Dash shall exercise his right by written notice given to undersigned within such period. If Dash elects to so purchase, the closing shall occur within 3 business days of Dash so electing. If Dash fails to so elect within such period, undersigned shall have the right to sell such Common Stock in a public or private transaction. Notwithstanding the foregoing, in the event the undersigned has given notice to sell more than 100,000 shares of Common Stock within any calendar quarter, the price to be paid by Dash upon exercise of this right shall be 10% less than the last sale price specified above.

         3. Dash may assign his rights to purchase each offer to purchase to the Company or any other person. All notices hereunder shall be given to Dash at the principal office of the Company and to the undersigned at the address set forth in the notice given by the undersigned. This Agreement shall be binding on the parties and their legal successors and assigns and shall continue in full force and effect until the earlier of the undersigned owning no shares of the Company's Common Stock or the death of Dash.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                                    /S/ TORTOISE GROUP, LLC
                                                    -----------------------
                                                    Tortoise Group, LLC


                                      -3-